                                                                     Exhibit 4.1

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     NUMBER                                                        SHARES

  C-

                  [PICTURE OF LOISLAW.COM LOGO APPEARS HERE]

  COMMON STOCK                                                  COMMON STOCK


INCORPORATED UNDER THE                                        CUSIP 541431 10 2
  LAWS OF THE STATE                                            SEE REVERSE FOR
     OF DELAWARE                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT





is the Record Holder of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER
                                  SHARE, OF

                               Loislaw.com, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                      [SEAL OF LOISLAW.COM APPEARS HERE]



/s/ Douglas W. Parker, Sr.                           /s/ Mark O. Beyland
       SECRETARY                                          PRESIDENT

COUNTERSIGNED AND REGISTERED:
     RELIANCE TRUST COMPANY,
          (ATLANTA, GA)
               TRANSFER AGENT
                AND REGISTRAR

By
          AUTHORIZED SIGNATURE

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                               Loislaw.com, Inc.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFIACTIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

     Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - ................ Custodian ....................
TEN ENT - as tenants by the entireties                                (Cust)                   (Minor)
JT TEN  - as joint tenants with right of                              under Uniform Gifts to Minors
          survivorship and not as tenants                             Act.......................................
          in common                                                                  (State)

                                             UNIF TRF MIN ACT - ................ Custodian (until age)..........)
                                                                      (Cust)
                                                                      .................... under Uniform Transfers
                                                                            (Minor)
                                                                      to Minors Act..............................
                                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHERS
     IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated _____________________________

                                        X ____________________________________

                                        X ____________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



By________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.